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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2001
                                 (June 1, 2001)

                          IASIS HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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                  Delaware                                      333-94521                      76-0450619
------------------------------------------------        -------------------------          --------------------
(State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                             Identification No.)

        113 Seaboard Lane, Suite A-200
             Franklin, Tennessee                                                             37067
------------------------------------------------                                        ------------------
    (Address of principal executive offices)                                               (Zip Code)
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       Registrant's telephone number, including area code: (615) 844-2747


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         99.1   Press Release dated June 1, 2001.

Item 9.  Regulation FD Disclosure.

      IASIS Healthcare Corporation issued a press release on June 1, 2001 announcing the closure of Rocky Mountain Medical Center. For information regarding the closure, reference is made to the press release dated June 1, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IASIS HEALTHCARE CORPORATION

Date: June 1, 2001                       By: /s/ John K. Crawford
                                            ----------------------------
                                            John K. Crawford
                                            Executive Vice President and
                                            Chief Financial Officer






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                                  EXHIBIT INDEX

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        No.         Exhibit
        ---         -------

       99.1         June 1, 2001 Press Release.

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